SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                 January 6, 2003

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

                              000-30771 87-0678630
           (Commission File No.) (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)


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                                TABLE OF CONTENTS

         Item 5.  Other Events and Regulation FD Disclosures

         Item 7.  Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1

Item 5.  Other Events and Regulation FD Disclosures

This Current Report on Form 8-K is being filed to report the event described in the press release attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

                           Exhibit No.                                 Description
                           -----------               --------------------------------------------------------------
                             99.1                               Press Release, dated January 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 6, 2003                 INTERACTIVE MOTORSPORTS AND
                                       ENTERTAINMENT CORPORATION



                                       By: /s/ William R. Donaldson
                                       ---------------------------------------
                                       William R. Donaldson, CEO